NET FINANCE COSTS	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
NET FINANCE COSTS	NET FINANCE COSTS

For the years ended December 31		2019
($ millions)	2020	(Restated Note 3)
Interest expense on financial liabilities measured at amortized cost:
Loans and borrowings	362	291
Leases	39	17
Unwinding of discount rate	15	8
Gain in fair value of non-commodity-related derivative financial instruments	(5)	(4)
Foreign exchange losses (gains) and other	9	(23)
Net finance costs	420	289
Net interest paid of $429 million (2019: $311 million) includes interest paid during construction and capitalized of $46 million (2019: $42 million).